EXHIBIT 10.26

AMENDMENT NO. 3 TO AGREEMENT
FOR THE PURCHASE OF ALL OF THE
SHARES OF CAPITAL STOCK OF
H&M PRECISION PRODUCTS, INC.

THIS AMENDMENT NO. 3 (the “Amendment”) is entered into this _____day of June 2010, and amends (i) the Agreement For The Purchase Of Shares Of Capital Stock Of H&M Precision Products, Inc., by and among H&M Precision Products, Inc., a New Mexico corporation (“H&M”), the security holders of H&M (the “Sellers”) and GeoBio Energy, Inc., a publicly traded Colorado corporation (“GeoBio”), executed on or around March 26, 2010 (the “Agreement”), (ii) Amendment No. 1 to the Agreement executed on or around April 16, 2010 (“Amendment No. 1”) and (iii) Amendment No. 2 to the Agreement executed on or around May 27, 2010 (“Amendment No. 2”).

WHEREAS, the Parties now wish to amend the Agreement, Amendment No. 1 and Amendment No. 2 to adjust certain terms regarding the Purchase Price, Closing Date and other consideration in order to account for a change in the business of H&M during 2009 and 2010; and

WHEREAS, all capitalized terms set forth herein retain their meaning as set forth in the Agreement, Amendment No. 1 and Amendment No. 2, unless otherwise defined herein; and

WHEREAS, except as set forth herein, all other terms of the Agreement, Amendment No. 1 and Amendment No. 2 shall remain in full force and effect;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, it is hereby covenanted and agreed to by the Parties as follows:

1.	Section 1.05 of the Agreement and Amendment No. 1 is deleted in its entirety, and replaced with the following language:

"1.05           Date of Closing.  The Closing will take place:

(a) on or before August 6, 2010 (the “Closing Date”), under the terms described in Article IV of this Agreement at the Val R. Jolley, P.C. Law Office, 4801 N. Butler, Suite 4000, Farmington, New Mexico 87401.  Prior to the Closing Date and the Extended Closing Date, defined below, GeoBio shall have the exclusive right to purchase H&M.  The Closing shall be subject to:

(i) GeoBio having filed:

o	Schedule 14C for the recapitalization of GeoBio’s common stock;
o	Form 8-K detailing the acquisition of H&M, including the requisite pro forma financials of the companies;
o
All financials required to bring GeoBio current with its public financial information, including its Form 10Ks for the fiscal years ended September 30, 2008 and 2009, and its Form 10Qs for the quarters ended December  31, 2008, March 31, 2009, June 30, 2009, December 31, 2009, and March 31, 2010 (the “Current Filings”); and

o	A Form S-1 for the registration of any stock issued pursuant to the financing of GeoBio’s acquisition of H&M, to the extent required by such financing investors, and

(ii) The Securities and Exchange Commission having approved the Schedule 14C, Form 8-K and the Current Filings and having declared the Form S-1, if any, to be “effective”;

(b) Extended Closing Date.  In the event that the conditions of Section 1.05(a) are not met as of August 6, 2010, the Closing Date shall be extended to September 10, 2010 (the “Extended Closing Date”).”

2.	Section 1.06 of Agreement, Amendment No. 1 and Amendment No. 2 is deleted in its entirety and replaced with the following language:

"1.06           Down Payment and Deposit.  GeoBio agrees to provide a non-refundable, Twenty-five thousand dollar ($25,000.00) down payment (“Down Payment”), which shall be credited against the Purchase Price of H&M.  The Down Payment shall be payable to the Sellers, to be delivered to the Trust Account of Val R Jolley, PC, upon the later of (i) the close of business on July 2, 2010 or (ii) the Seller’s execution of this Amendment.”

3.	Section 4.01 of the Agreement and Amendment No. 1 is deleted in its entirety and replaced with the following language:

“4.01           Closing.  The Closing of the transaction will occur not later than August 6, 2010, at 4:00 pm PST, at the Val R. Jolley, P.C. Law Offices, 4801 N. Butler, Suite 4000, Farmington, New Mexico 87401, unless extended to the Extended Closing Date on September 10, 2010, pursuant to Section 1.05(b) of this Amendment, at which time the Original Documents and all corporate records of H&M have been approved by GeoBio and received by the Escrow Agent, and the Purchase Price has been delivered (the “Closing”) to the Escrow Agent.  The parties acknowledge that the Closing is conditioned upon the Purchaser having received the Financing required to fund the Cash Consideration, as set forth in Section 1.01(a) of this Agreement.”

4.	Except as set forth herein, all other terms to the Agreement, Amendment No. 1 and Amendment No. 2 shall remain in full force and effect.
5.
This Amendment, and the Agreement itself along with Amendment No. 1 and Amendment No. 2, collectively, set forth the entire understanding and agreement of the parties, and supersede any and all prior contemporaneous oral or written agreements or understandings between the parties, or any prior, contradictory terms as to the subject matter of this Amendment.  This Amendment shall be governed by the laws of the State of New Mexico.

6.	This Amendment may be executed by facsimile and in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Amendment on the date set forth above:

H&M PRECISION PRODUCTS, INC.

THE SELLERS

/s/ Albert Rich
By: Albert Rich
Its: President

/e/ Elizabeth Rich
By:  Elizabeth Rich
Its:  Vice-President, Secretary and Treasurer

SHAREHOLDERS:

/s/ Albert Rich
Albert Rich

/s/ Elizabeth Rich
Elizabeth Rich

GEOBIO ENERGY, INC.

/s/ Lance Miyatovich
By: Lance Miyatovich
Its: Chief Executive Officer, Chairman